SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 17, 2003

                             BROOKLINE BANCORP, INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                        0-23695                    04-3402944
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 (State or other jurisdiction    (Commission File No.)        (I.R.S. Employer
      of incorporation)                                      Identification No.)


  160 Washington Street, Brookline, MA                             02447-0469
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 (Address of principal executive offices)                         (Zip Code)



         Registrant's telephone number, including area code   (617) 730-3500



                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 7.       Financial Statements and Exhibits

(a) Not Applicable

(b) Not Applicable

(c) Exhibits


                  Exhibit No.               Description

                      99.1                  Press release dated July 17, 2003

Item 9.       Regulation FD Disclosure

       The following information is furnished pursuant to this Item 9 and in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

       On July 17, 2003, Brookline Bancorp, Inc. (the "Company") announced its earnings for the second quarter of 2003 and declaration of a regular quarterly dividend of $0.085 per share and an extra dividend of $0.20 per share. A copy of the press release dated July 17, 2003 is attached as Exhibit 99 to this report.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            BROOKLINE BANCORP, INC.

Date:  July 18, 2003               By:   /s/ Paul R. Bechet
                                         ------------------------------------
                                         Paul R. Bechet, Chief Financial Officer